UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

ARES CAPITAL CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
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(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.
☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

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(4) Date Filed:

WE NEED YOUR VOTE URGENT REQUEST REGARDING OUR SPECIAL STOCKHOLDER MEETING Dear Fellow Stockholder: The Special Meeting of Stockholders will be held on August 13, 2020. Your vote is extremely important. Failure to obtain the required votes may cause the meeting to be adjourned until all voting requirements are met. Enclosed are the proxy materials specific to the special meeting. Please review them carefully. Please respond to the proxy solicitation by voting in favor of the proposal described in the proxy materials by calling 1-866-829-0542. Independent Proxy Firms Recommend Voting "FOR" the Proposal The two leading independent proxy advisory firms advising institutional investors, ISS and Glass Lewis & Co., have published their analyses recommending that shareholders vote "FOR" the Special Meeting Proposal THREE WAYS TO VOTE ONLINE WWW.PROXYVOTE.COM Please have your proxy card in hand when accessing the website. There are easy-to-follow directions to help you complete the electronic voting instruction form. PHONE WITHOUT A PROXY CARD Call 1-866-829-0542 Monday to Friday, 9:00 a.m. to 9:00 p.m. ET to speak with a proxy specialist. WITH A PROXY CARD Call 1-800-690-6903 with a touch-tone phone to vote using an automated system. MAIL VOTE PROCESSING Mark, sign and date your ballot and return it in the postage-paid evelope provided. RO5795-LTR

Form of email to be sent to Stockholders

[Version One:]  Subject Line: Ares Capital Special Meeting: ISS & Glass Lewis Recommend Voting "FOR" Proposal. Take action & vote

[Version Two:]  Subject Line: ARCC Special Meeting Update: Both ISS & Glass Lewis Recommend Voting "FOR" Proposal. Vote Online Now

[Version Three:]  Subject Line: ISS & Glass Lewis Recommend Voting "FOR" ARCC Special Meeting Proposal: Click & Vote Now

According to our latest records, we have not received your voting instructions!

Important proxy voting material is ready for your action.

As an investor in this security, you have the right to vote on important issues.	Ways to Vote
Make your voice heard now!	Go to ProxyVote.com

Control Number: 0123456789012345	Call 1-800-454-8683
Account Number: 3456789012345678901	At the Meeting
Meeting Date: August 13, 2020

Important Materials : Proxy Statement   Shareholder Letter

Attend the Virtual

Meeting

For holders as of June 5, 2020
CUSIP: 04010L103

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ProxyVote and Broadridge are trademarks of Broadridge Financial Solutions Inc. CUSIP is a registered trademark of the American Bankers Association. All other registered marks belong to their respective owners.

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